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                                                                    EXHIBIT 10.1

                 THIRD AMENDMENT TO THE TAX SHARING AGREEMENT
                           EFFECTIVE OCTOBER 30, 1998



     This THIRD AMENDMENT TO THE TAX SHARING AGREEMENT ("Third Amendment") is made and entered into as of October 30, 1998 by and among ATLANTIC RICHFIELD COMPANY, a Delaware corporation ("ARCO"), VASTAR RESOURCES, INC., a Delaware corporation ("VRI"), VASTAR OFFSHORE, INC. (formerly Western Midway Company), a Delaware corporation ("VOI"), Vastar Pipeline, LLC, a Delaware Limited Liability Company ("VPL"), and the other Subsidiaries of VRI that are signatories hereto.

     WHEREAS, ARCO, VRI and VRI's subsidiaries entered into that certain tax sharing agreement dated effective October 1, 1993, and amendments thereto effective June 1, 1995 and January 1, 1997 (the "Basic Tax Sharing Agreement"), in each case to provide for the sharing of the ARCO Group Consolidated Tax Liability, the state and local income and franchise tax liabilities relating to certain consolidated, combined or unitary returns filed by the ARCO Group and certain other matters relating to the inclusion of the VRI Group in the ARCO Group; and

     WHEREAS, ARCO and VRI entered into that certain stock purchase agreement dated as of August 4, 1998 (the "Stock Purchase Agreement") to provide for the sale of all of the common stock of Western Midway Company to VRI; and

     WHEREAS, the Stock Purchase Agreement contains provisions relating to the tax treatment of the assets acquired by VOI and VPL pursuant to that certain Exchange Agreement dated as of August 4, 1998 by and among Mobil Exploration & Producing US, Inc., as agent for Mobil Oil Exploration & Producing Southeast Inc. and Mobil Texas & New Mexico Inc., and Western Midway Company (the "Exchange Agreement"); and

     WHEREAS, the Stock Purchase Agreement provides that the Basic Tax Sharing Agreement will be amended to take into account the tax provisions in the Stock Purchase Agreement relating to the assets acquired by VOI and VPL pursuant to the Exchange Agreement (the "Gulf Assets"); and

     WHEREAS, ARCO and VRI and its subsidiaries have agreed to amend Section 7(b) of the Basic Tax Sharing Agreement to incorporate their full and final

                                       1
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agreement with respect to certain provisions of the Stock Purchase Agreement that require ARCO to make certain payments to VRI in the event of a deconsolidation of VRI and to clarify the application of Section 7(b) to certain Designated Credits.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.  DEFINITIONS.  Sections 1(m) through 1(s) are redesignated 1(n) through
         -----------
1(t) and a new Section 1(m) is added to read as follows;

"(m) EXCHANGE AGREEMENT shall mean that certain exchange agreement dated as of August 4, 1998 by and among Mobil Exploration & Producing US, Inc., as agent for Mobil Oil Exploration & Producing Southeast Inc. and Mobil Texas & New Mexico Inc., and Western Midway Company."

Sections 1(t) through 1(aa) are redesignated 1(v) through 1(cc) and a new
Section 1(u) is added to read as follows:

"(u) STOCK PURCHASE AGREEMENT shall mean that certain stock purchase agreement dated as of August 4, 1998 between ARCO and VRI."

All capitalized terms not otherwise defined herein shall have the meaning given to those terms in the Basic Tax Sharing Agreement or if not defined therein, in the Stock Purchase Agreement.


     2.  AMENDMENT TO SECTION 4 OF THE BASIC TAX SHARING AGREEMENT.  A new
         ---------------------------------------------------------
Section 4(j) is added to the Basic Tax Sharing Agreement to read as follows:

"(j) Special Provisions Applicable to the Assets Acquired By Vastar Offshore,
     ------------------------------------------------------------------------
Inc. and Vastar Pipeline, LLC.  Notwithstanding anything else to the contrary in
-----------------------------
this Agreement, the Pro Forma VRI Return and the Pro Forma State Return shall be prepared (1) as if the aggregate adjusted tax basis of Vastar Offshore, Inc. ("VOI") and Vastar Pipeline, LLC ("VPL") in all of the assets acquired by VOI and VPL pursuant to the Exchange Agreement on the initial date of such acquisition was $440,021,187 and (2) as if such adjusted tax basis were allocated among such assets in the manner specified on Appendix A hereto. Moreover, tax reimbursement payments made to the VRI Group pursuant to Section
10.1 or 10.2 of the Stock Purchase Agreement, and tax reimbursement payments made by the VRI Group pursuant to such Sections of the Stock Purchase Agreement, shall not

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be considered items of income or deduction, respectively, on the Pro Forma VRI
Return or the Pro Forma State Return."


     3.  AMENDMENT TO SECTION 7(B) OF THE BASIC TAX SHARING AGREEMENT.
         ------------------------------------------------------------
Section 7(b) of the Basic Tax Sharing Agreement is amended by adding the following language immediately after the third sentence of that section:

"Notwithstanding anything to the contrary in the Code or other applicable authority, ARCO shall make the determinations required by this Section 7(b) as if all Designated Credits described in Section 4(h)(iv) of the Basic Tax Sharing Agreement are credits that would have been available for carryover by the VRI Group if all Pro Forma VRI Returns had been actual returns.

In the event that ARCO and VRI determine that the aggregate tax basis of the Gulf Assets immediately following an event that causes VRI to cease to be a Member of the ARCO Group (taking into account any step up in such basis relating to such event, whether pursuant to a Section 338(h)(10) election or otherwise) (the "Actual Basis") is less than the aggregate tax basis that would have resulted (taking into account all allowed or allowable depreciation or amortization deductions) on such date if the initial tax basis of such assets as of the Closing Date of the Stock Purchase Agreement had been $440,021,187 (the "Calculated Basis"), then ARCO shall pay to VRI an amount equal to the discounted present value (based on a discount rate of 10%, compounded annually) of the dollar amount of deductions for depreciation and depletion attributable to the difference between the Actual Basis and the Calculated Basis, as determined in a commercially reasonable manner. In the event that (i) VRI becomes the Common Parent of its own Affiliated Group for the year beginning on the date it ceases to be a member of the ARCO Group and (ii) there is a Final Determination after such date that the initial tax basis of the Gulf Assets as of the Closing Date of the Stock Purchase Agreement is less than $440,021,187 and as a result the aggregate tax basis of the Gulf Assets as of the date of the calculation set forth in the preceding sentence (taking into account any increase in such tax basis related to such event) ("Redetermined Basis") is less than the Actual Basis used by the parties in such calculation, then ARCO shall recalculate the amounts, if any, that it owes pursuant to the preceding sentence using the Redetermined Basis in lieu of the Actual Basis and shall promptly pay to VRI the excess of the recalculated amount over the amount, if any, paid to VRI pursuant to the initial calculation."

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     4.  EFFECTIVE DATE.  This Third Amendment shall be effective as of October
         --------------
30, 1998.

     5.  CONTINUATION OF THE BASIC TAX SHARING AGREEMENT.  The Basic Tax Sharing
         -----------------------------------------------
Agreement shall continue in full force and effect, except as expressly amended herein.

     6. CONFLICTS BETWEEN THIS THIRD AMENDMENT AND THE STOCK PURCHASE
        -------------------------------------------------------------
AGREEMENT.  In the event a conflict arises between the terms of the Basic Tax
---------
Sharing Agreement as amended by this Third Amendment and the terms of the Stock Purchase Agreement during any Taxable Year in which the Basic Tax Sharing Agreement and this Third Amendment are in effect, the terms of the Basic Tax Sharing Agreement and this Third Amendment shall control. The parties hereto intend that this Third Amendment to the Basic Tax Sharing Agreement shall supersede Sections 11.1(a)(v) and 11.1(b) of the Stock Purchase Agreement and shall constitute the parties' final agreement with respect to such sections.
VRI and its Affiliates further agree to release ARCO from any indemnity obligations pursuant to Section 11.1(a)(v) of the Stock Purchase Agreement. It is intended that this Agreement shall constitute a writing described in Section
12.3 of the Stock Purchase Agreement. If the items of income, deduction, gain, loss, credits and other tax attributes of the Gulf Assets are included in the Pro Forma VRI Return and the Pro Forma State Return in accordance with the Basic Tax Sharing Agreement and this Third Amendment for the period(s) after the Closing Date (as defined in the Stock Purchase Agreement) and VRI satisfies its payment obligations with respect thereto pursuant to the Basic Tax Sharing Agreement and this Third Amendment, then VOI and the VRI Group shall have no further liability to ARCO for income and franchise taxes attributable to the Gulf Assets. Furthermore, the tax indemnity provisions of the Basic Tax Sharing Agreement shall be applicable with respect to the payment by VRI of such taxes.

The undersigned acknowledge their agreement to the foregoing Third Amendment effective on the date specified above.


ATLANTIC RICHFIELD COMPANY        VASTAR RESOURCES, INC.
By: /s/ Patrick J. Ellingsworth   By: /s/ A. Shawn Noonan
  ----------------------------       --------------------
     Patrick J. Ellingsworth           A. Shawn Noonan
     Vice President and                General Tax Officer
     General Tax Officer
     Date:  August 26, 1999            Date:  August 26, 1999
            ---------------                   ---------------

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F & H PIPELINE                    GRANT GATHERING COMPANY
By: /s/ A. Shawn Noonan           By: /s/ A. Shawn Noonan
    -------------------               -------------------
     A. Shawn Noonan                   A. Shawn Noonan
     Assistant Secretary               Assistant Secretary
Date:  8/26/99                    Date:  8/26/99
       ----------                        ----------

WILBURTON HUB, INC.               VASTAR GAS MARKETING, INC.
By:  /s/ A. Shawn Noonan          By: /s/ A. Shawn Noonan
     -------------------              -------------------
     A. Shawn Noonan                   A. Shawn Noonan
     Assistant Secretary               Assistant Secretary
Date:  8/26/99                    Date: 8/26/99
       ----------                       ----------


VASTAR HOLDINGS, INC              VASTAR POWER MARKETING, INC.
By:  /s/ A. Shawn Noonan          By: /s/ A. Shawn Noonan
     -------------------              -------------------
     A. Shawn Noonan                   A. Shawn Noonan
     Assistant Secretary               Assistant Secretary
Date:  8/26/99                    Date:  8/26/99
       ---------                         ---------


VASTAR OFFSHORE, INC.             VASTAR PIPELINE, LLC
By:  /s/ A. Shawn Noonan          By:  /s/ A. Shawn Noonan
     -------------------               -------------------
     A. Shawn Noonan                   A. Shawn Noonan
     General Tax Officer and           Assistant Secretary
     Assistant Secretary          Date:  8/26/99
Date:  8/26/99                           ---------
       ----------


VASTAR ENERGY, INC.
By:  /s/ A. Shawn Noonan
    --------------------
    A. Shawn Noonan
    Assistant Secretary
Date: 8/26/99
      ----------

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APPENDIX A TO THIRD AMENDMENT TO THE TAX SHARING AGREEMENT
VASTAR'S BASIS IN MOBIL ASSETS - PER VASTAR/ARCO TAX SHARING AGREEMENT
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
----------------------------------------------------------------------------------------------------------------------------------

                                                                                           VASTAR TAX BASIS IN MOBIL ASSETS
                                                                                 ------------------------------------------------
General Asset  Product Class                                                      ARCO Basis                          Vastar
Class No.      SIC Code No.                  Kind of Asset                        After LKE         Adjustment     Adjusted Basis
---------      ------------  ---------------------------------------------------  -------------    ------------   ---------------
                                      SEC 1031 - EXCHANGE ASSETS
                             ---------------------------------------------------                         -
00.110           ----        Office furniture, fixtures, and equipment                265,327         (68,544)            196,783
00.120           ----        Information systems (computers and peripheral equipment)  11,841          (3,059)              8,782
00.130           ----        Data handling equipment, except computers                      0               0                   0
----             3533        Oil field machinery and equipment                    162,847,141     (42,069,679)        120,777,462
                 3663        Radio & TV communication equipment                       140,523         (36,302)            104,221
----             ----        Reserves                                             346,902,565     (29,187,027)        317,715,538
                                                                                  -----------     ------------       ------------
                                             Sub-Total                            510,167,397     (71,364,611)        438,802,786
                                                                                  ===========     ============       ============
                                   NON-SEC 1031 - EXCHANGE ASSETS
                             ---------------------------------------------------
00.220          ----         Automobiles, taxis                                           -                 0                   0
00.241          ----         Light general purpose trucks                                 -                 0                   0
00.280          ----         Vessels, barges, tugs, and similar water-transportation
                             equipment                                                     93             (24)                 69
----            3441         Fabricated structural metal                            1,624,945        (419,786)          1,205,159
----            3537         Forklift                                                   7,586          (1,960)              5,626
                3548         Welding apparatus                                          7,401          (1,912)              5,489
----            ----         Co-Gen Partnership Interest                                  -                 0                   0
----            ----         Oil price guarantee                                          -                 0                   0
00.400          ----         Industrial steam and electric generation and/or                                0                   0
                             steam distribution systems                                 2,775            (717)              2,058
                                                                                  -----------     ------------       ------------
                                             Sub-Total                              1,642,799        (424,398)          1,218,401
                                                                                  ===========     ============       ============
                                                                    Grand Total   511,810,196     (71,789,009)        440,021,187
                                                                                  ===========     ============       ============

                               Amount to allocate to Tangible/Depletable Assets:
                                         Gross basis per Stock Purchase Agreement 470,000,000
                               Less:            WMC cash balance at purchase date (29,229,342)
                                  Adjustments for post closing operating expenses  (5,971,855)
                               Add: Vastar capitalized costs                        5,222,384
                                                                                  -----------
                                    Amount to allocate to Tangible/Depletable
                                         Assets                                   440,021,187
                                                                                  ===========

                               Note 1: Gross basis per Article 10.4 of Stock Purchase Agreement
                               Note 2: Adjustments for post closing operating expenses per discussions w/Ann Kluppel @ Vastar and Mark Hildebrand @ AWE.
                               Note 3: Vastar capitalized costs per discussions w/ Ann Kluppel @ Vastar
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